EXHIBIT 99.1

Ralph Lauren Announces Enterprise Leadership Updates

NEW YORK — Sept. 3, 2026 — Ralph Lauren Corporation (NYSE: RL) today announced expanded roles for key enterprise leaders, supporting the advancement of the Company’s priorities under its Next Great Chapter: Drive strategy.

Halide Alagöz, currently Chief Product & Merchandising Officer, will become Chief Operating & Product Officer. In this role, Alagöz will assume leadership of the Company’s AI strategy and our architecture & design organization, building on her current responsibilities across global sourcing, integrated business planning, and product & merchandising to bring Ralph’s vision to life consistently – from product creation and production to presentation in our physical cinematic worlds.

Justin Picicci, Chief Financial Officer, will assume additional global responsibility for real estate and logistics, complementing his role leading financial functions and corporate strategy for the Company to enable further integration and support long-term growth.

Iris Langlois-Meurinne, Chief Marketing Officer, will take on leadership of Ralph Lauren’s licensing business, adding to her existing responsibilities across global marketing and consumer data & analytics, driving the strategic direction and growth of this important extension of the Company's brand and product portfolio.

These changes will be effective as of November 29, 2026, following the retirement of Bob Ranftl as Chief Operating Officer.

In addition, Katie Ioanilli, Chief Global Impact & Communications Officer, will expand her leadership of the Company’s corporate communications, public affairs, citizenship and sustainability strategies with the addition of Design with Intent, Ralph Lauren’s industry-leading initiative to expand cultural collaboration.

“These changes are reflective of the exceptional talent, readiness, depth of experience and shared commitment to Ralph’s vision across our leadership team. We are well positioned to continue the successful execution of our Next Great Chapter: Drive strategy as we advance toward a strong and durable future,” said Patrice Louvet, President and Chief Executive Officer. “We are grateful to Bob for his many years of meaningful contributions across markets and roles and wish him the best in his own next chapter.”

ABOUT RALPH LAUREN CORPORATION

Ralph Lauren Corporation (NYSE:RL) is a global leader in the design, marketing and distribution of luxury lifestyle products in six categories: apparel, handbags, footwear & accessories, fragrances, home, and hospitality. For nearly 60 years, Ralph Lauren has sought to inspire the dream of a better life through authenticity and timeless style. Its reputation and distinctive image have been developed across a wide range of products, brands, distribution channels and international markets. The Company's brand names — which include Ralph Lauren, Ralph Lauren Collection, Ralph Lauren Purple Label, Double RL, Polo Ralph Lauren, Lauren Ralph Lauren, RLX Ralph Lauren, Polo Ralph Lauren Children and Chaps, among others — constitute one of the world's most widely recognized families of consumer brands. For more information, visit https://investor.ralphlauren.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains goals, initiatives and “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, statements regarding our current expectations about the Company's future operating results and financial condition, the implementation and results of our strategic plans and initiatives, and the senior management of the Company. Forward-looking statements are indicated by words or phrases such as “aim,” “anticipate,” “outlook,” “estimate,” “ensure,” “commit,” “expect,” “project,” “believe,” “envision,” “seek,” “goal,” “target,” “can,” “will,” and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to certain risks and uncertainties, many of which are unforeseeable and beyond Company control. The factors that could cause actual results, performance or achievements to materially differ from forward-looking statements include, among others, the risk factors identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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